Exhibit 10.6

AMENDED AND RESTATED
COMMERCIAL FINANCING AGREEMENT

The Commercial Financing Agreement (the "Agreement") made on the 9th day of March, 2009, between LUMEA, INC., a Nevada corporation, known or trading as LUMEA STAFFING OF CA, INC., a Nevada corporation, LUMEA STAFFING, INC.., a Nevada corporation, and LUMEA STAFFING OF IL, INC., an Illinois corporation, with a primary business location at 7430 E. Butherus Dr., Suite D, Scottsdale, AZ 85260 with additional business locations as reflected on attached Exhibit “I” (jointly, individually, severally and collectively hereinafter referred to as “the "Company"), and PORTER CAPITAL CORPORATION, an Alabama corporation with offices for the transaction of business located at 292 Madison Ave, NY, NY, 10017; 38-A Grove Street – Second Floor, Ridgefield, CT 06877 and 2112 First Avenue North, Birmingham, Alabama 35203 ("Porter Capital"). All other terms between Company and Porter Capital remain the same and shall be legally bound to the amended terms as follows:

Line of Credit

The portion up to $500,000 of the line of credit for the Company shall be available for JG Staffing, Inc.

Additional Collateral

This line of credit shall be cross collateralized with the line of credit to JG Staffing, Inc. along with all exhibits and attachments.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ Edmond L. Lonergan
President, a duly authorized officer

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ James C. Marshall
CFO, a duly authorized officer

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of March, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that James C. Marshall whose names as CFO of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of March, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

PORTER CAPITAL CORPORATION

By:	/s/ Ron Williamson
Ron Williamson, a duly authorized officer